As filed with the Securities and Exchange Commission on August 7, 2002

                                                      Registration No. 333-11703
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              TRITON ENERGY LIMITED
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                      1311
            (Primary Standard Industrial Classification Code Number)

                                      None
                      (I.R.S. Employer Identification No.)

                        Caledonian House, Jennett Street
                                   PO Box 1043
                                   George Town
                          Grand Cayman, Cayman Islands,
                                 (345) 949-0050
       (Address, including ZIP code, and telephone number, including area code, of registrant's principal executive offices)

                           J. Barclay Collins II, Esq.
                  Executive Vice President and General Counsel
                            Amerada Hess Corporation
                           1185 Avenue of the Americas
                            New York, New York 10036
                                 (212) 997-8500
            (Name, address, including ZIP code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                            Timothy B. Goodell, Esq.
                               Gregory Pryor, Esq.
                                White & Case LLP
                           1155 Avenue of the Americas
                            New York, New York 10036
                                 (212) 819-8259


     Approximate date of commencement of proposed sale to the public: Not Applicable.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                  -----------

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           -----------

                                EXPLANATORY NOTE

     On September 10, 1996, Triton Energy Limited (the "Registrant") filed a Registration Statement on Form S-3, File No. 333-11703 (the "Registration Statement"), as amended post-effectively, for the sale of up to $640,000,000 in securities. Over 90% of the Registrant's outstanding ordinary shares were acquired by a wholly-owned subsidiary of Amerada Hess Corporation ("Amerada Hess") pursuant to a tender offer which expired at 12:00 midnight, August 13, 2001, and all of the remaining outstanding ordinary shares were acquired on January 11, 2002. As a wholly-owned subsidiary of Amerada Hess, the Registrant no longer intends to issue any securities pursuant to the Registration Statement. This Post-Effective Amendment No. 2 to the Registration Statement is being filed to deregister all of the unsold securities of the Registrant that were registered but not issued hereunder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Post-Effective Amendment No. 2 to Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 7th day of August, 2002.

                                   TRITON ENERGY LIMITED


                                   By /s/J. Barclay Collins II
                                     -------------------------------------------
                                      Name:  J. Barclay Collins II
                                      Title: Vice President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                                     Date
---------                           -----                                     ----

/s/John B. Hess                                                               August 7, 2002
-----------------------------
John B. Hess                        Chairman, Chief Executive Officer and
                                    Director
                                    (Principal Executive Officer)
/s/John Y. Schreyer                                                           August 7, 2002
-----------------------------
John Y. Schreyer                    Vice President and Director
                                    (Principal Financial and Accounting
                                    Officer)
/s/J. Barclay Collins, II                                                     August 7, 2002
-----------------------------
J. Barclay Collins, II              Vice President and Director
/s/W. Greg Dunlevy                                                            August 7, 2002
-----------------------------
W. Greg Dunlevy                     Vice President, Treasurer, Assistant
                                    Secretary and Director
/s/Brian Maxted                                                               August 7, 2002
-----------------------------
Brian Maxted                        Vice President and Director
/s/John J. O'Connor                                                           August 7, 2002
-----------------------------
John J. O'Connor                    President and Director